UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2024

System Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	1-09067	72-0752777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Echelon Parkway, Jackson, Mississippi		39213
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (601) 368-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 3, 2024, System Energy Resources, Inc. (the “Company”) entered into an Underwriting Agreement for the sale of $300,000,000 aggregate principal amount of its First Mortgage Bonds, 5.30% Series due December 15, 2034 (the “Bonds”). In addition to the lien of the Company’s Mortgage and Deed of Trust dated as of June 15, 1977 (as amended, restated and supplemented by the Twenty-Fourth Supplemental Indenture thereto dated as of September 1, 2012, and as heretofore further supplemented), the Bonds have as additional security the sole and exclusive benefit of the Forty-second Assignment of Availability Agreement, Consent and Agreement, dated as of December 6, 2024, among System Energy Resources, Inc., Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC, and The Bank of New York Mellon, as Trustee. The sale of the Bonds closed on December 6, 2024. The Bonds were registered under the Securities Act of 1933, as amended, by means of the Company’s automatic shelf Registration Statement on Form S-3 (File No. 333-266624-01), which Registration Statement became effective upon such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.75	Series Officer’s Certificate establishing the terms of the Bonds.

4.77	Forty-second Assignment of Availability Agreement, Consent and Agreement, dated as of December 6, 2024, among System Energy Resources, Inc., Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC, and The Bank of New York Mellon, as Trustee.

5.12	Opinion of Morgan, Lewis & Bockius LLP with respect to the Bonds.

5.13	Opinion of Wise Carter Child & Caraway, Professional Association with respect to the Bonds.

5.14	Opinion of Friday, Eldredge & Clark, LLP with respect to the Bonds.

23.13	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Bonds (included in Exhibit 5.12).

23.14	Consent of Wise Carter Child & Caraway, Professional Association with respect to its Opinion relating to the Bonds (included in Exhibit 5.13).

23.15	Consent of Friday, Eldredge & Clark, LLP with respect to its Opinion relating to the Bonds (included in Exhibit 5.14).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System Energy Resources, Inc.
(Registrant)

Date December 6, 2024	/s/ Barrett E. Green
(Signature) Barrett E. Green Vice President and Treasurer